SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of	Commission File Number	(IRS Employer Identification
incorporation or organization)		Number)

250 GLEN STREET, GLENS FALLS, NEW YORK 12801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 745-1000

(Former name or former address, if changed since last report)

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Item 7.

Financial Statements and Other Exhibits

(c) Exhibits

Exhibit No.

Description

Exhibit 99

Arrow Financial Corporation Press Release dated October 21, 2003

Item 12.

Results of Operations and Financial Condition

On October 21, 2003, Arrow Financial Corporation issued a press release containing unaudited financial information and accompanying discussion for the quarter ended September 30, 2003.  A copy of this press release is furnished as Exhibit 99 to this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Registrant

Date: October 21, 2003	/s/ John J. Murphy
John J. Murphy, Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

Exhibit 99

Arrow Financial Corporation Press Release dated October 21, 2003

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